PROSPECTUS

                                  March 1, 2002

                                  -------------
                                  SYNOVUS FUNDS
                                  -------------

                         The Advisors'Inner Circle Fund
                             CLASS A, B AND C SHARES

                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund
                           Georgia Municipal Bond Fund

                              [GRAPHIC ART OMITTED]

                               INVESTMENT ADVISER:
                        Synovus Funds Investment Advisors

                             INVESTMENT SUB-ADVISER:
                  Steinberg Priest Capital Management Co. Inc.
                              (Mid Cap Value Fund)





                             [SYNOVOUS LOGO OMITTED]



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

PROSPECTUS
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ABOUT THIS PROSPECTUS

The Synovus Funds ("Funds") are a separate series of The Advisors' Inner Circle Fund ("Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Class A, Class B and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

CLASS A SHARES
     [] Front-end sales charge
     [] 12b-1 fees
     [] $2,500 minimum initial investment

CLASS B SHARES
     [] Contingent deferred sales charge
     [] Higher 12b-1 fees
     [] $2,500 minimum initial investment
     [] Convert to Class A Shares after 8 years

CLASS C SHARES
     [] Front-end and contingent deferred sales charges
     [] Higher 12b-1 fees
     [] $2,500 minimum initial investment


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                                                          [SYNOVUS LOGO OMITTED]


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. TO THE RIGHT, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                        Page

Large Cap Core Equity Fund ..............................  2

Mid Cap Value Fund ......................................  5

Intermediate-Term Bond Fund .............................  8

Georgia Municipal Bond Fund ............................. 11

More Information About Risk ............................. 14

More Information About Fund Investments ................. 15

Investment Adviser ...................................... 15

Portfolio Managers ...................................... 16

Sub-Adviser ............................................. 17

Your Account ............................................ 18

Purchasing, Selling and Exchanging
Fund Shares ............................................. 19

Distribution of Fund Shares ............................. 28

Dividends and Distributions ............................. 28

Taxes ................................................... 28

Financial Highlights .................................... 29

How To Obtain More Information
About The Synovus Funds ......................... Back Cover


RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


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

PROSPECTUS
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LARGE CAP CORE EQUITY FUND


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term capital appreciation


INVESTMENT FOCUS

Large capitalization U.S. common stocks


SHARE PRICE VOLATILITY

Medium


PRINCIPAL INVESTMENT STRATEGY

Investing in large capitalization common stocks which are undervalued relative to a company's earnings


INVESTOR PROFILE

Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities in separate investment portfolios.


INVESTMENT STRATEGY OF THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.


PRINCIPAL RISKS OF INVESTING IN THE
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.



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2

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                                                          [SYNOVUS LOGO OMITTED]


[LARGE CAP BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

1992         6.71%
1993         5.42%
1994        -0.90%
1995        35.44%
1996        21.45%
1997        30.31%
1998        23.31%
1999        16.48%
2000         0.64%
2001        -5.39%

            BEST QUARTER           WORST QUARTER
               22.17%                 -11.20%
            (12/31/1998)            (9/30/1998)


AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Index ("S&P 500") and the Lipper Large Cap Core Funds Classification.


                           1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Fund Return Before Taxes
--------------------------------------------------------------------------------
Class A Shares            -10.81%      10.94%       11.90%
--------------------------------------------------------------------------------
Class B Shares            -10.65%      11.18%       11.73%
--------------------------------------------------------------------------------
Class C Shares             -7.91%      11.21%       11.62%
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions**          N/A          N/A        N/A
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions and Sale
of Fund Shares**            N/A          N/A        N/A
--------------------------------------------------------------------------------
S&P 500 Index (reflects
no deduction for fees,
expenses, or taxes)       -11.88%      10.70%       12.93%
--------------------------------------------------------------------------------
Lipper Large Cap Core
Funds Classification (reflects
no deduction for sales
charges or taxes)       -13.77%       8.19%       11.01%
--------------------------------------------------------------------------------

 *Class A, B and C Shares of the Fund were offered beginning October 25, 28 and
  24, 2001, respectively. Class A, B and C Shares' performance for the period prior to each class' inception in October 2001 reflects the performance of the Adviser's common trust fund, adjusted to reflect the maximum sales charge and expenses applicable to each class.

**It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Large Cap Core Funds Classification consists of funds that have investment strategies similar to the Fund.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A   CLASS B    CLASS C
                                    SHARES    SHARES     SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)        5.75%*    None      1.00%
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                  None      5.00%**   1.00%***
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)        None      None      None


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                                                                               3

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PROSPECTUS
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LARGE CAP CORE EQUITY FUND (CONTINUED)


FUND FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

                                   CLASS A   CLASS B   CLASS C
                                   SHARES    SHARES    SHARES
--------------------------------------------------------------------------------

Redemption Fee
(as a percentage of amount
redeemed, if applicable)             None     None      None

Exchange Fee                         None     None      None

  * This sales charge varies depending upon how much you invest.
    See "Purchasing Fund Shares."

 ** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

*** This sales charge will be imposed if you sell Class C Shares within one year of the date of purchase.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------


Investment Advisory Fees      0.60%      0.60%     0.60%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                0.81%      0.89%     0.80%
                              ----       ----      ----
Total Annual Fund
Operating Expenses            1.66%*     2.49%*    2.40%*


*The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. In addition, the Adviser may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the Fund's expenses are generally reduced, which in turn reduces the cost to the Adviser of its voluntary expense limits. The Fund's actual total operating expenses are expected to be as follows:

         Large Cap Core Equity Fund--
         Class A Shares                        1.25%

         Large Cap Core Equity Fund--
         Class B Shares                        2.00%

         Large Cap Core Equity Fund--
         Class C Shares                        2.00%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


                        1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $734     $1,068   $1,425    $2,427

Class B Shares           $752     $1,076   $1,526    $2,826

Class C Shares           $343     $  748   $1,280    $2,736



IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:


                        1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $734     $1,068   $1,425    $2,427

Class B Shares           $252     $  776   $1,326    $2,826

Class C Shares           $243     $  748   $1,280    $2,736



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4

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                                                          [SYNOVUS LOGO OMITTED]


MID CAP VALUE


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
Long-term capital appreciation


INVESTMENT FOCUS
U.S. mid-cap common stocks


SHARE PRICE VOLATILITY
Moderate to high


PRINCIPAL INVESTMENT STRATEGY
Attempts to identify companies with above average growth potential at an attractive price

INVESTOR PROFILE
Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns


INVESTMENT STRATEGY OF THE
MID CAP VALUE FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," I.E., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.


PRINCIPAL RISKS OF INVESTING
IN THE MID CAP VALUE FUND
--------------------------------------------------------------------------------


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a collective investment fund managed by Steinberg Priest Capital Management Co. Inc. ("Steinberg"), the Fund's Sub-Adviser. Steinberg uses substantially the same management strategies to manage the Fund as it used to manage the collective investment fund. The Fund's predecessor commenced operations on April 3, 2000. For periods prior to



                                                        (CONTINUED ON NEXT PAGE)
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                                                                               5

PROSPECTUS
--------------------------------------------------------------------------------


MID CAP VALUE FUND (CONTINUED)



October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.



[MID CAP BAR CHART OMITTED]
PLOT POINT FOLLOWS:

2001     7.85%

            BEST QUARTER           WORST QUARTER
               9.28%                 (10.66)%
            (12/31/2001)            (9/30/2001)


AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Frank Russell Mid Cap Value Index and the Lipper Mid Cap Value Funds Classification.


                                                   SINCE
                                     1 YEAR     INCEPTION**
--------------------------------------------------------------------------------
Fund Return Before Taxes
--------------------------------------------------------------------------------
Class A Shares                        1.62%        15.43%
--------------------------------------------------------------------------------
Class B Shares                        2.09%        16.53%
--------------------------------------------------------------------------------
Class C Shares                        5.03%        17.89%
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions***                    N/A         N/A
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions and Sale
of Fund Shares***                      N/A         N/A
--------------------------------------------------------------------------------
Frank Russell Mid Cap Value
Index (reflects no deduction
for fees, expenses, or taxes)         2.32%        11.37%
--------------------------------------------------------------------------------
Lipper Mid Cap Value
Funds Classification (reflects
no deduction for sales
charges or taxes)                    10.34%        13.52%
--------------------------------------------------------------------------------

  *Class A, B and C Shares of the Fund were offered beginning October 24, 2001.
   Class A, B and C Shares' performance for the period prior to each class' inception in October 2001 reflects the performance of the Adviser's collective investment fund, adjusted to reflect the maximum sales charge and expenses applicable to each class.

 **The Fund's inception date is October 12, 2001. The inception of the collective investment fund is April 3, 2000. Index and Lipper returns shown from March 31, 2000.

***After-tax returns reflect the Fund's returns after it registered as a mutual fund. It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar of performance operating as a mutual fund.


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6

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                                                          [SYNOVUS LOGO OMITTED]


WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell Mid Cap Value Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth ratios. The Lipper Mid Cap Value Funds Classification consists of funds that have investment strategies similar to the Fund.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A  CLASS B   CLASS C
                                 SHARES   SHARES    SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     5.75%*   None     1.00%

Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)               None     5.00%**  1.00%***

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)     None     None      None

Redemption Fee
(as a percentage of amount
redeemed, if applicable)          None     None      None

Exchange Fee                      None     None      None

  *This sales charge varies depending upon how much you invest. See "Purchasing
   Fund Shares."

 **This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

***This sales charge will be imposed if shares are sold within one year from the date of purchase.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                             CLASS A    CLASS B    CLASS C
                              SHARES     SHARES     SHARES
--------------------------------------------------------------------------------


Investment Advisory Fees      0.75%      0.75%     0.75%
Distribution and Service
(12b-1) Fees                  0.25%      1.00%     1.00%
Other Expenses                2.37%      2.48%     2.27%
                              ----       ----      ----
Total Annual Fund
Operating Expenses            3.37%*     4.23%*    4.02%*


*The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. In addition, the Adviser may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the Fund's expenses are generally reduced, which in turn reduces the cost to the Adviser of its voluntary expense limit. The Fund's actual total operating expenses are expected to be as follows:

   Mid Cap Value Fund-- Class A Shares           1.35%
   Mid Cap Value Fund-- Class B Shares           2.10%
   Mid Cap Value Fund-- Class C Shares           2.10%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $895     $1,551   $2,229    $4,022
Class B Shares           $925     $1,584   $2,356    $4,396
Class C Shares           $504     $1,224   $2,060    $4,223

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $895     $1,551   $2,229    $4,022
Class B Shares           $425     $1,284   $2,156    $4,396
Class C Shares           $404     $1,224   $2,060    $4,223


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                                                                               7

PROSPECTUS
--------------------------------------------------------------------------------


INTERMEDIATE-TERM BOND FUND


FUND SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL

Current income consistent with limited price volatility


INVESTMENT FOCUS

Fixed income obligations of the U.S. Treasury, U.S. government agencies and U.S. corporations


SHARE PRICE VOLATILITY

Low


PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of U.S. government and corporate fixed income securities to attempt to maximize returns while minimizing risk


INVESTOR PROFILE

Conservative investors who want to receive income with limited risk of share price volatility


INVESTMENT STRATEGY OF THE
INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation between the Treasury, agency and corporate sectors for large swings due to market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING
IN THE INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

For periods prior to October 2001, when the Fund began operating, the performance quoted reflects


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]



performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.



[INTERMEDIATE-TERM BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

1993         5.85%
1994        -2.52%
1995        12.12%
1996         3.48%
1997         6.43%
1998         8.37%
1999        -1.72%
2000         7.09%
2001         9.31%

Best Quarter    Worst Quarter
  4.95%            -1.69%
(9/30/2001)      (3/31/1994)




AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Brothers Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Classification.

                                                      SINCE
                             1 YEAR     5 YEARS    INCEPTION**
--------------------------------------------------------------------------------
Fund Return Before Taxes
--------------------------------------------------------------------------------
Class A Shares               4.39%       4.84%       4.81%
--------------------------------------------------------------------------------
Class B Shares               3.70%       4.74%       4.53%
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions***           N/A        N/A         N/A
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions and Sale
of Fund Shares***             N/A        N/A         N/A
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Index (reflects no
deduction for fees, expenses,
or taxes)                    8.98%       7.09%       6.85%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Classification
(reflects no deduction for
sales charges or taxes)      7.59%       6.44%       6.69%
--------------------------------------------------------------------------------

 * The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the Adviser's common trust fund, adjusted to reflect current expenses for Institutionsl Shares of the Fund. Class A and B Shares of the Fund were offered beginning November 19 and 7, 2001, respectively. The period from the commencement of Fund operations to each of Class A and Class B Shares' inception represents the performance of the Institutional Shares, adjusted to reflect current expenses of each class, respectively.

 **The Fund's inception date is October 12, 2001. The inception of the common trust fund is August 1, 1967. Performance unavailable for periods prior to June 30, 1992. Index and Lipper returns shown from June 30, 1992.

***It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
                                                                               9

PROSPECTUS
--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND (CONTINUED)


WHAT IS AN INDEX?
--------------------------------------------------------------------------------


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Credit Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The Lipper Intermediate Investment Grade Debt Funds Classification consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CLASS A    CLASS B
                                        SHARES     SHARES
--------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)*          4.50%*      None

Maximum Deferred Sales Charge
(Load) (as a percentage of
net asset value)                         None      5.00%**

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other Distributions (as a
percentage of offering price)            None       None

Redemption Fee
(as a percentage of amount
redeemed, if applicable)                 None       None

Exchange Fee                             None       None

 * This sales charge varies depending upon how much you invest.
   See "Purchasing Fund Shares."

** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS A     CLASS B
                                            SHARES     SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                    0.45%      0.45%
Distribution and Service
(12b-1) Fees                                0.25%      1.00%
Other Expenses                              0.83%      0.83%
                                            ----       ----
Total Annual Fund
Operating Expenses                          1.53%*     2.28%*

*The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. The Fund's actual total operating expenses are expected to be as follows:

Intermediate Term Bond Fund -- Class A Shares 1.25%
Intermediate Term Bond Fund -- Class B Shares 2.00%

For more information about these fees, see "Investment
Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $599       $912    $1,247    $2,191
Class B Shares           $731     $1,012    $1,420    $2,615

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $599      $912     $1,247    $2,191
Class B Shares           $231      $712     $1,220    $2,615


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


GEORGIA MUNICIPAL BOND FUND


FUND SUMMARY
--------------------------------------------------------------------------------


INVESTMENT GOAL

Current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital


INVESTMENT FOCUS

Tax-free Georgia municipal securities


SHARE PRICE VOLATILITY

Medium


PRINCIPAL INVESTMENT STRATEGY

Invest in municipal obligations which pay interest that is exempt form both federal and Georgia state income tax


INVESTOR PROFILE

Conservative taxable investors who want to receive current income exempt from federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia


INVESTMENT STRATEGY OF THE
GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over or under weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman Brothers Seven-Year Municipal Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE
GEORGIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
                                                                              11

PROSPECTUS
--------------------------------------------------------------------------------

GEORGIA MUNICIPAL BOND FUND (CONTINUED)


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.



[GEORGIA MUNICIPAL BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

1993        6.83%
1994       -3.31%
1995       10.65%
1996        2.63%
1997        5.16%
1998        4.43%
1999       -1.47%
2000        7.75%
2001        3.56%


            BEST QUARTER           WORST QUARTER
                4.15%                 -3.61%
             (3/31/1995)            (3/31/1994)



AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Classification.


                           1 YEAR     5 YEARS SINCE INCEPTION**
--------------------------------------------------------------------------------
Fund Return Before Taxes
--------------------------------------------------------------------------------
Class A Shares             -1.10%      2.89%       3.52%
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions***         N/A         N/A        N/A
--------------------------------------------------------------------------------
Fund Return After Taxes
on Distributions and Sale
of Fund Shares***           N/A         N/A        N/A
--------------------------------------------------------------------------------
Lehman 7 Year Municipal
Bond Index (reflects no
deduction for fees,
expenses, or taxes)         5.20%      5.56%       6.08%
--------------------------------------------------------------------------------
Lipper Other States
Intermediate Municipal
Debt Funds Classification
(reflects no deduction for
sales charge or taxes)      4.35%      4.49%       5.14%
--------------------------------------------------------------------------------

 * The periods prior to October 12, 2001, when the Fund began operating, represent the performance of the Adviser's common trust fund, adjusted to reflect current expenses for Institutional Shares of the Fund. Class A Shares of the Fund were offered beginning December 21, 2001. The period from the commencement of fund operations to Class A Shares' inception represents the performance of the Institutional Shares, adjusted to reflect current expenses of Class A Shares.

 **The Fund's inception date is October 12, 2001. The inception of the common trust fund is July 13, 1978. Performance unavailable for periods prior to June 30, 1992. Index and Lipper returns shown from June 30, 1992.

***It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with a maturity range of 4-6 years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The Lipper Other States Intermediate Municipal Debt Funds Classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.50%*

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and other Distributions
(as a percentage of offering price)                 None

Redemption Fee (as a percentage of amount
redeemed, if applicable)                            None

Exchange Fee                                        None

* This sales charge varies depending upon how much you invest.
  See "Purchasing Fund Shares."


ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS A SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                             0.45%
Distribution and Service (12b-1) Fees                0.25%
Other Expenses                                       1.02%
                                                     ----
Total Annual Fund Operating Expenses                 1.72%*

*The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. The Fund's actual total operating expenses are expected to be as follows:

  Georgia Municipal Bond Fund -- Class A Shares       1.25%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."


EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR    3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A Shares           $617      $967   $1,341    $2,389


--------------------------------------------------------------------------------
                                                                              13

PROSPECTUS
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT RISK


EQUITY RISK
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FIXED INCOME RISK
--------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      The possibility that an issuer will be unable to make timely payments of either principal or interest.

      EVENT RISK
      INTERMEDIATE-TERM BOND FUND
      GEORGIA MUNICIPAL BOND FUND

      Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of Fund's multiple holdings.

      MORTGAGE-BACKED SECURITIES
      INTERMEDIATE-TERM BOND FUND

      Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


      MUNICIPAL ISSUER RISK
      GEORGIA MUNICIPAL BOND FUND

      There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund may also be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

Synovus Funds Investment Advisors ("SFIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment program. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SFIA is a separately identifiable division of Synovus Trust Company operating within the asset management group. SFIA was formed in 2001 to provide asset management services to the Funds. As of December 31, 2001, SFIA managed approximately $391.7 million in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp. ("Synovus") and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with over $16.7 billion in assets as of December 31, 2001, and is based in Columbus, Georgia. Synovus operates banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2001, the Adviser received annual advisory fees (after waivers) as a percentage of average daily net assets of:


Large Cap Core Equity Fund                  0.01%


Mid Cap Value Fund                          0.00%


Intermediate-Term Bond Fund                 0.01%


Georgia Municipal Bond Fund                 0.00%


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
                                                                              15

PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL COMPENSATION

Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 and other trust of agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:


SALES CHARGES AND DISTRIBUTION AND
SERVICING (12B-1) FEES

Brokerage firms affiliated with Synovus, including Synovus Securities, Inc., acting as dealer in connection with the sale of Retail Shares (Class A, B or C) of the Funds, are entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Retail Shares are held through Synovus or any of its affiliates providing custodial, brokerage or investment-related services, including Synovus Securities, Inc., those entities may receive the distribution and/or servicing fees, payable from the Fund's assets, applicable to that class of shares. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.


BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SFIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the Funds' Statement of Additional Information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

SFIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

Mark J. Brown is a Senior Vice-President and Chief Investment Officer with over 21 years experience managing trust assets. He is responsible for the Funds' overall investment strategy. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.

Megan L. Busby, CFA, is a Vice-President and Senior Portfolio Manager with over 15 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice-President and Senior Portfolio Manager with over 16 years of investment management experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Neal Price is a Vice-President and Senior Portfolio Manager with over 16 years of investment experience. Mr. Price co-manages the Large Cap Core Equity Fund. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honors Society for Business and the Alabama Security Dealers Association.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]

Dan Davidson is a Vice-President and Senior Portfolio Manager with over 13 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice-President and Senior Portfolio Manager with over 21 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He holds a CFA designation. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank which was ultimately acquired by Bank of America.



SUB-ADVISER
--------------------------------------------------------------------------------


Steinberg Priest Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg Priest Capital Management and co-manages the Mid Cap Value Fund with Mr. Priest. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg Priest Capital Management and co-manages the Mid Cap Value Fund with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds an BA from Duke University and an MBA from Wharton Graduate School of Finance.

The following table represents the average annual return for all of the accounts managed by Steinberg with investment goals and strategies similar to those of the Mid Cap Value Fund, and including the Mid Cap Value Fund, and a comparison to the Mid Cap Value Fund's performance benchmark. These similarly managed accounts are referred to as a "composite." The composite was managed by the same portfolio managers that currently manage the investments of the Mid Cap Value Fund. The composite's performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Mid Cap Value Fund. This adjustment reduces the actual performance of the composites.

The comparison of the composite to the benchmark is meant to provide you with a general sense of how the composite performed compared to an appropriate mid cap equity market index. In addition, the composite was not a registered mutual fund, and, therefore, was not subject to the same investment limitations, diversification requirements, and other restrictions imposed by the SEC and the IRS on the Mid Cap Value


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Fund. If it had been, the composite's performance
might have been lower. The past performance of the composite is no guarantee of the future performance of the Mid Cap Value Fund. Performance information is shown as of December 31, 2001.

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Synovus Mid Cap Value
   Composite+ (reflects
   Class A sales loads
   and fees)               -2.08%   17.40%    12.59%    14.69%

Synovus Mid Cap Value
   Composite+ (reflects
   Class B sales loads
   and fees)               -1.89%   18.13%    12.84%    14.50%

Synovus Mid Cap Value
   Composite+ (reflects
   Class C sales loads
   and fees)                1.08%   18.21%    12.73%    14.36%

Russell MidCap
   Value Index              2.32%    6.80%    11.46%    14.41%

    + These performance figures reflect the maximum applicable sales charge.


YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Synovus Funds
  P.O. Box 446
  Portland, Maine 04112

OVERNIGHT ADDRESS:
  Synovus Funds
  Two Portland Square
  Portland, Maine 04101

TELEPHONE US AT:
  (866) 330-1111

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
  Bankers Trust Company
  New York, New York
  ABA #021001033 For Credit to:
  Forum Shareholder Services, LLC
  Account #01-465-547
  (Fund Name)
  (Your Name)
  (Your Account Number)

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                                                          [SYNOVUS LOGO OMITTED]


GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 24 through 27). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

If you purchase shares directly from the Fund, you will receive periodic statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

You may also buy or sell shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


PURCHASING, SELLING AND EXCHANGING
FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B, and Class C Shares of the Funds.

The classes have different expenses and other characteristics.

CLASS A SHARES
     [] Front-end sales charge
     [] 12b-1 fees
     [] $2,500 minimum initial investment

CLASS B SHARES
     [] Contingent deferred sales charge
     [] Higher 12b-1 fees
     [] $2,500 minimum initial investment
     [] Convert to Class A Shares after 8 years

CLASS C SHARES
     [] Front-end and contingent deferred sales charges
     [] Higher 12b-1 fees
     [] $2,500 minimum initial investment

For some investors the minimum initial investment may be lower.

Shares are for individual and institutional investors.


HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

You may purchase shares directly by:

     [] Mail
     [] Telephone
     [] Wire
     [] Direct Deposit, or
     [] Automated Clearing House (ACH).


To purchase shares directly from us, complete and send in an account application. If you need an application or have questions, please call 1-866-330-1111. To establish an IRA account, please contact your Synovus financial representative.



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HOW TO MAKE PAYMENTS

All investments must be in U.S. dollars and checks must be drawn on U.S. financial institutions and made payable to "Synovus Funds."

CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Synovus Funds" or to one or more owners of the account and endorsed to "Synovus Funds." For all other accounts, the check must be made payable on its face to "Synovus Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

WIRES. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.


ACCOUNT REQUIREMENTS

TYPE OF ACCOUNT
INDIVIDUAL, SOLE PROPRIETORSHIP
AND JOINT ACCOUNTS
Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners.


REQUIREMENT
o Instructions must be signed by all persons required to sign exactly as their names appear on the account.


TYPE OF ACCOUNT

GIFTS OR TRANSFERS TO A MINOR
(UGMA, UTMA)
These custodial accounts provide a way to give money to a child and obtain tax benefits.

REQUIREMENT
o Depending on state laws, you can set up a custodial account under the UGMA or the UTMA.
o The custodian must sign instructions in a manner indicating custodial capacity.


TYPE OF ACCOUNT
BUSINESS ENTITIES

REQUIREMENT
o Submit a Corporate/Organization Resolution form or similar document.


TYPE OF ACCOUNT
TRUSTS

REQUIREMENT
o The trust must be established before an account can be opened.
o Provide a certified trust document, or the pages from the trust document, that identify the trustees.


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20

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                                                          [SYNOVUS LOGO OMITTED]


INVESTMENT PROCEDURES
--------------------------------------------------------------------------------

                             HOW TO OPEN AN ACCOUNT

BY CHECK

o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)

o Complete the application (and resolution form)

o Mail us your application (and resolution form) and a check

BY WIRE
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)

o Complete the application (and resolution form)

o Call us to fax the completed application (and resolution form) and we will assign you an account number

o Mail us your original application (and resolution form)

o Instruct your financial institution to wire your money to us


BY ACH PAYMENT
o Call or write us for an account application

o Complete the application (and resolution form)

o Call us to fax the completed application (and resolution form) and we will assign you an account number

o Mail us your original application (and resolution form)

o We can electronically debit your purchase proceeds from your selected account


                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK
o Fill out an investment slip from a confirmation or write us a letter

o Write your account number on your check

o Mail us the slip (or your letter) and the check

BY WIRE
o Call to notify us of your incoming wire

o Instruct your financial institution to wire your money to us


BY SYSTEMATIC INVESTMENT
o Complete the systematic investment section of the application

o Attach a voided check to your application

o Mail us the completed application and voided check


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase (or exchange) requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A and Class C Shares, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on


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                                                                              21

PROSPECTUS
--------------------------------------------------------------------------------
the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,500 ($500 for an IRA or other tax qualified account) in any Fund.


Your subsequent investments in any Fund must be made in amounts of at least $100 ($50 for an IRA or other tax qualified account), but you may not invest more than $250,000 in Class B Shares or $1,000,000 in Class C Shares in a single transaction.


A Fund may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Shares automatically through regular deductions from your account in amounts of at least $50 per month.


SALES CHARGES
--------------------------------------------------------------------------------

FRONT-END SALES CHARGES -- CLASS A AND CLASS C SHARES

The offering price of Class A or Class C Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. Class C Shares carry a 1% sales charge regardless of the amount of your investment. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND           Less than $50,000                         5.75%                             6.10%
MID CAP VALUE FUND                   $50,000 but less than
                                     $100,000                                  4.50%                             4.71%
                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%
                                     $250,000 but less than
                                     $500,000                                  2.60%                             2.67%
                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%
                                     $1,000,000 and over*                       None                             None


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


SALES CHARGES (CONTINUED)
--------------------------------------------------------------------------------

                                                                      YOUR SALES CHARGE AS A            YOUR SALES CHARGE AS A
                                                                            PERCENTAGE                        PERCENTAGE
CLASS A SHARES                      IF YOUR INVESTMENT IS:               OF OFFERING PRICE              OF YOUR NET INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM BOND FUND          Less than $50,000                         4.50%                             4.71%
GEORGIA MUNICIPAL BOND FUND          $50,000 but less than
                                     $100,000                                  4.00%                             4.17%
                                     $100,000 but less than
                                     $250,000                                  3.50%                             3.63%
                                     $250,000 but less than
                                     $500,000                                  2.50%                             2.56%
                                     $500,000 but less than
                                     $1,000,000                                2.00%                             2.04%
                                     $1,000,000 and over*                      None                               None


* Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, Synovus may pay dealers a 1.00% commission for these transactions.



WAIVER OF FRONT-END SALES CHARGE --
CLASS A AND CLASS C SHARES

The front-end sales charge will be waived on Class A and Class C Shares purchased:

o through reinvestment of dividends and distributions;

o through a Synovus asset allocation account;

o by persons repurchasing shares they redeemed within the last 90 days (see Repurchase of Class A or Class C Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of Synovus and its affiliates;

o by employees and retirees of the Administrator or Distributor;

o by Trustees and officers of The Advisors' Inner Circle Fund

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with Synovus;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with Synovus acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A OR CLASS C SHARES

You may repurchase any amount of Class A or Class C Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A or Class C Shares (other than those



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                                                                              23

PROSPECTUS
--------------------------------------------------------------------------------


which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A or Class C Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGESS -- CLASS A AND CLASS C SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A or Class C Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A or Class C Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A or Class C Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A or Class C Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A or Class C Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE.

When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A or Class C Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES (CDSC) --
CLASS B AND CLASS C SHARES

In addition to the front-end sales charge when you purchase Class C Shares, you will also be charged a 1% CDSC if you sell your Class C Shares within one year from the date of purchase.

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within six years after your purchase, you will


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


pay a contingent deferred sales charge as described in the table below for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

                               CONTINGENT DEFERRED SALES
                               CHARGE AS A PERCENTAGE OF
                               DOLLAR AMOUNT SUBJECT TO
YEAR SINCE PURCHASE          CHARGE -- CLASS B SHARES ONLY
--------------------------------------------------------------------------------
First                                    5.00%
Second                                   4.00%
Third                                    3.00%
Fourth                                   3.00%
Fifth                                    2.00%
Sixth                                    1.00%
Seventh                                  None
Eighth                                   None
--------------------------------------------------------------------------------

The contingent deferred sales charge will be waived if you sell either your Class B or Class C Shares for the following reasons:

o to make certain withdrawals from a qualified retirement plan; or

o because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o Prepare a written request including:

   o  Your name(s) and signature(s)

   o  Your account number

   o  The Fund name

   o  The dollar amount or number of shares you want to sell

   o  How and where to send the redemption proceeds

o  Obtain a signature guarantee (if required)

o  Obtain other documentation (if required)

o  Mail us your request and documentation

BY WIRE

o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemptions on your account application

o Make your request by telephone (unless you declined telephone redemption privileges on your account application) (See "By Telephone"), or

o  Mail us your request (See "By Mail")


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BY TELEPHONE

o Make your request by telephone (unless you declined telephone redemption privileges on your account application)

o Provide the following information:

   o  Your account number

   o  Exact name(s) in which the account is registered

   o  Additional form of identification

o Redemption proceeds will be:

   o  Mailed to you or

   o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY

o  Complete the systematic withdrawal section of the application

o  Attach a voided check to your application

o  Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES

You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

WIRE REDEMPTION PRIVILEGES

You may redeem your shares and have the proceeds wired to you if you provided correct wiring instruction and you did not decline telephone redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

o Written requests to redeem $50,000 or more

o Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address or financial institution account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
                                                          [SYNOVUS LOGO OMITTED]


(redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $2,500 you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

LOST ACCOUNTS

The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A, B or C Shares of any Fund for the same class of shares of any other Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.

If you exchange your shares more than four times during a year, you may be charged a $50 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

YOU MAY MAKE EXCHANGES ONLY BETWEEN IDENTICALLY REGISTERED ACCOUNTS (NAME(S), ADDRESS AND TAXPAYER ID NUMBER). YOU MAY EXCHANGE YOUR SHARES BY MAIL OR TELEPHONE, UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.

HOW TO EXCHANGE

BY MAIL

o  Prepare a written request including:

   o Your name(s) and signature(s)

   o Your account number

   o The names of each fund you are exchanging

   o The dollar amount or number of shares you want to sell (and exchange)


o Open a new account and complete an account application if you are requesting different shareholder privileges

o Obtain a signature guarantee (if required)

o Mail us your request and documentation


                                                        (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
                                                                              27

PROSPECTUS
--------------------------------------------------------------------------------


BY TELEPHONE

o Make your request by telephone (unless you declined telephone exchange privileges on your account application)

o Provide the following information:

        o  Your account number

        o  Exact name(s) in which account is registered

        o  Additional form of identification

TELEPHONE EXCHANGE PRIVILEGES

YOU MAY EXCHANGE YOUR SHARES BY TELEPHONE UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.


DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund has adopted a distribution plan that allows Class A, B and C Shares of the Funds to pay distribution and service fees for the sale and distribution of shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

           Class A                      0.25%
           Class B                      1.00%
           Class C                      1.00%


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund declares dividends and distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND     DECLARED AND
                               PAID MONTHLY
MID CAP VALUE FUND             DECLARED AND PAID
                               ANNUALLY
INTERMEDIATE-TERM BOND FUND    DECLARED DAILY AND
                               PAID MONTHLY
GEORGIA MUNICIPAL BOND FUND    DECLARED DAILY AND
                               PAID MONTHLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES
--------------------------------------------------------------------------------

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER SYNOVUS FUND IS TREATED THE SAME AS A SALE.

The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.


--------------------------------------------------------------------------------
28

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class A, Class B, and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-330-1111.



FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31, 2001




                                                                  Realized and                             Net
                       Net Asset                                   Unrealized         Distributions       Asset
                         Value                Net                    Gains              from Net          Value
                       Beginning          Investment              (Losses) on          Investment        End of         Total
                       of Period            Income                 Securities            Income          Period         Return+
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
CLASS A
2001(1)                 $10.10                $--                    $(0.28)               $--            $9.82         (2.77)%
CLASS B
2001(2)                 $10.16                $--                    $(0.33)               $--            $9.83         (3.25)%
CLASS C
2001(3)                 $ 9.97                $--                    $(0.15)               $--            $9.82         (1.50)%
MID CAP VALUE FUND
CLASS A
2001(3)                 $ 9.91                $--                    $(0.03)               $--            $9.88         (0.30)%
CLASS B
2001(3)                 $ 9.91                $--                    $(0.03)               $--            $9.88         (0.30)%
CLASS C
2001(3)                 $ 9.91                $--                    $(0.04)               $--            $9.87         (0.40)%


                                                                                             Ratio of
                                                                                            Expenses
                                                                       Ratio of            to Average
                                                                          Net              Net Assets
                       Net Assets,               Ratio of             Investment           (Excluding
                         End of                 Expenses to          Income (Loss)           Waivers
                         Period                   Average             to Average               and
                          (000)                 Net Assets            Net Assets         Reimbursements)
------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
CLASS A
2001(1)                    40                      1.25%                (0.45)%               1.66%
CLASS B
2001(2)                    15                      2.00%                (0.96)%               2.49%
CLASS C
2001(3)                    16                      2.00%                (0.83)%               2.40%


MID CAP VALUE FUND
CLASS A
2001(3)                    51                      1.35%                (0.22)%               3.37%
CLASS B
2001(3)                    97                      2.10%                (0.72)%               4.23%
CLASS C
2001(3)                    19                      2.10%                (0.94)%               4.02%



                        Ratio of Ratio of
                         Net Investment
                          Income (Loss)
                           to Average
                           Net Assets
                           (Excluding           Portfolio
                           Waivers and          Turnover
                         Reimbursements)          Rate
----------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
CLASS A
2001(1)                      (0.86)%              3.02%
CLASS B
2001(2)                      (1.45)%              3.02%
CLASS C
2001(3)                      (1.23)%              3.02%


MID CAP VALUE FUND
CLASS A
2001(3)                      (2.24)%              5.14%
CLASS B
2001(3)                      (2.85)%              5.14%
CLASS C
2001(3)                      (2.86)%              5.14%



+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

(1) COMMENCED OPERATIONS ON OCTOBER 25, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2) COMMENCED OPERATIONS ON OCTOBER 28, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) COMMENCED OPERATIONS ON OCTOBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



--------------------------------------------------------------------------------
29

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

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

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------


Synovus Funds


HOW TO OBTAIN MORE INFORMATION
ABOUT THE SYNOVUS FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Synovus Funds Investment Advisors
P.O. Box 23042
Columbus, GA 31902-1313

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2002, includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
         Synovus Funds
         c/o SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, PA 19456

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Funds, from the EDGAR Database on the SEC's website HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.




SNV-PS-002-0200

                         THE ADVISORS' INNER CIRCLE FUND
                                  SYNOVUS FUNDS


                              INSTITUTIONAL SHARES


                           Large Cap Core Equity Fund

                               Mid Cap Value Fund

                           Intermediate-Term Bond Fund

                           Georgia Municipal Bond Fund



                               INVESTMENT ADVISER:
                        SYNOVUS FUNDS INVESTMENT ADVISORS
                             INVESTMENT SUB-ADVISER:
                  STEINBERG PRIEST CAPITAL MANAGEMENT CO. INC.
                              (MID CAP VALUE FUND)




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                   MARCH 1, 2002

[BLANK PAGE]

                              ABOUT THIS PROSPECTUS

     The Synovus Funds (Funds) are a separate series of The Advisors' Inner Circle Fund (Trust), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

     THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE SECTION BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----

     LARGE CAP CORE EQUITY FUND.............................................   2

     MID CAP VALUE FUND.....................................................   5

     INTERMEDIATE-TERM BOND FUND............................................   8

     GEORGIA MUNICIPAL BOND FUND............................................  11

     MORE INFORMATION ABOUT RISK............................................  14

     MORE INFORMATION ABOUT FUND INVESTMENTS................................  15

     INVESTMENT ADVISER ....................................................  15

     PORTFOLIO MANAGERS.....................................................  16

     SUB-ADVISER  ..........................................................  17

     PURCHASING, SELLING AND EXCHANGING FUND SHARES.........................  19

     DIVIDENDS AND DISTRIBUTIONS............................................  21

     TAXES..................................................................  22

     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE SYNOVUS FUNDS............................................Back Cover


                   RISK/RETURN INFORMATION COMMON TO THE FUNDS

     Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

INVESTMENT FOCUS                      Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY                Medium

PRINCIPAL INVESTMENT STRATEGY         Investing  in large  capitalization
                                      common  stocks  which  are  undervalued
                                      relative to a company's earnings

INVESTOR PROFILE                      Investors who seek  long-term  capital
                                      appreciation  and who are willing to
                                      bear the risks of investing in equity
                                      securities


INVESTMENT STRATEGY OF THE LARGE CAP CORE EQUITY FUND

The Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Adviser believes are of high earnings potential and management quality.

The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP CORE EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


[LARGE CAP CORE BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

1992                  7.08%
1993                  5.73%
1994                 -0.72%
1995                 35.75%
1996                 21.74%
1997                 30.66%
1998                 23.65%
1999                 16.79%
2000                  0.81%
2001                 -5.11%


        BEST QUARTER      WORST QUARTER
           22.20%           -11.18%
          (12/31/98)       (9/30/98)


AVERAGE ANNUAL TOTAL RETURNS*

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE INDEX ("S&P 500") AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION.

LARGE CAP CORE EQUITY FUND                                                1 YEAR         5 YEARS         10 YEARS


-----------------------------------------------------------------------------------------------------------------

FUND RETURN BEFORE TAXES


INSTITUTIONAL SHARES*                                                     -5.11%         12.54%           12.86%


FUND RETURN AFTER TAXES ON DISTRIBUTIONS**                                  N/A            N/A             N/A


FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES**                                                            N/A            N/A             N/A


S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
   OR TAXES)                                                              11.88%         10.70%           12.93%


LIPPER LARGE CAP CORE FUNDS CLASSIFICATION (REFLECTS NO
   DEDUCTION FOR TAXES)                                                   13.77%          8.19%           11.01%




* Institutional Class Shares of the Fund were offered beginning October 12, 2001. For periods prior to October 12, 2001, when the Fund began operating, the performance represents the performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

**It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Large Cap Core Funds Classification consists of funds that have investment strategies similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                               0.60%
Distribution and Service (12b-1) Fees                   None
Other Expenses                                         0.79%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.39%*

* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. In addition, the Adviser may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the Fund's expenses are generally reduced, which in turn reduces the cost to the Adviser of its voluntary expense limits. The Fund's actual total operating expenses are expected to be as follows:

         Large Cap Core Equity Fund-- Institutional Shares    1.00%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $142           $440            $761          $1,669

MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

INVESTMENT FOCUS                    U.S. mid-cap common stocks

SHARE PRICE VOLATILITY              Moderate to high

PRINCIPAL INVESTMENT STRATEGY       Attempts to identify companies with above
                                    average growth potential at an
                                    attractive price

INVESTOR  PROFILE                   Investors who want the value of their
                                    investment to grow and who are willing to accept more volatility for the possibility of higher returns


INVESTMENT STRATEGY OF THE MID CAP VALUE FUND

The Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (ranging from $500 million to $10 billion). In selecting investments for the Fund, the Sub-Adviser focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," I.E., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value seeks to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP VALUE FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a collective investment fund managed by Steinberg Priest Capital Management Co., Inc. ("Steinberg"), the Fund's Sub-Adviser. Steinberg uses substantially the same management strategies to manage the Fund as it used to manage the collective investment fund. The Fund's predecessor commenced operations on April 3, 2000. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's collective investment fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective investment fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


[MID CAP VALUE BAR CHART OMITTED]
PLOT POINT FOLLOWS:

2001     8.08%


  BEST QUARTER           WORST QUARTER
    9.30%                  -10.57%
  (12/31/01)              (9/30/01)

AVERAGE ANNUAL TOTAL RETURNS*

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE FRANK RUSSELL MID CAP VALUE INDEX AND THE LIPPER MID CAP VALUE FUNDS CLASSIFICATION.

MID CAP VALUE FUND                                                        1 YEAR    SINCE INCEPTION**


-----------------------------------------------------------------------------------------------------


FUND RETURN BEFORE TAXES
INSTITUTIONAL SHARES*                                                      8.08%          19.69%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS***                                 N/A             N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES***                                                           N/A             N/A
FRANK RUSSELL MID CAP VALUE INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                    2.32%          11.37%
LIPPER MID CAP VALUE FUNDS CLASSIFICATION (REFLECTS NO
   DEDUCTION FOR TAXES)                                                   10.34%          13.52%

* Institutional Class Shares of the Fund were offered beginning October 12, 2001. For periods prior to October 12, 2001, when the Fund began operating, the performance represents the performance of the Adviser's similarly managed collective investment fund adjusted to reflect fees and expenses of the Fund's Institutional Shares. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

** The Fund's inception date is October 12, 2001. The inception of the collective investment fund is April 3, 2000. Index and Lipper returns shown from March 31, 2000.

***It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell Mid Cap Value Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth ratios. The Lipper Mid Cap Value Funds Classification consists of funds that have investment strategies similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                               0.75%
Distribution and Service (12b-1) Fees                   None
Other Expenses                                         2.35%
                                                       -----
Total Annual Fund Operating Expenses                   3.10%*
--------------------------------------------------------------------------------

* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. In addition, the Adviser may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, the Fund's expenses are generally reduced, which in turn reduces the cost to the Adviser of its voluntary expense limits. The Fund's actual total operating expenses are expected to be as follows:

         Mid Cap Value Fund -- Institutional Shares   1.10%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $313           $957           $1,625         $3,411

INTERMEDIATE-TERM BOND FUND


FUND SUMMARY

INVESTMENT GOAL                    Current income consistent with limited price
                                   volatility

INVESTMENT FOCUS                   Fixed income obligations of the U.S.
                                   Treasury, U.S. government agencies and
                                   U.S. corporations

SHARE PRICE VOLATILITY             Low

PRINCIPAL INVESTMENT STRATEGY      Investing in a portfolio of U.S. government
                                   and corporate fixed income securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE                   Conservative investors who want to receive
                                   income with limited risk of share price
                                   volatility


INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM BOND FUND

The Fund invests primarily (at least 80% of its net assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation between the Treasury, agency and corporate sectors for large swings due to market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.



[INTERMEDIATE-TERM BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

1993               6.15%
1994              -2.28%
1995              12.34%
1996               3.76%
1997               6.75%
1998               8.60%
1999              -1.47%
2000               7.32%
2001               9.55%


 BEST QUARTER     WORST QUARTER
   5.06%             -1.65%
  (9/30/01)         (3/31/94)

AVERAGE ANNUAL TOTAL RETURNS*

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

INTERMEDIATE-TERM BOND FUND                                    1 YEAR       5 YEARS       SINCE INCEPTION**


-----------------------------------------------------------------------------------------------------------

---------------
FUND RETURN BEFORE TAXES


INSTITUTIONAL SHARES*                                          9.55%       6.07%         5.57%


FUND RETURN AFTER TAXES ON DISTRIBUTIONS***                    N/A          N/A           N/A


FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES***                                              N/A          N/A           N/A


LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)       8.98%         7.09%         6.85%


LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS
   AVERAGE (REFLECTS NO DEDUCTION FOR TAXES)                  7.59%         6.44%         6.69%




* Institutional Class Shares of the Fund were offered beginning October 12, 2001. For periods prior to October 12, 2001, when the Fund began operating, the performance represents the performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

** The Fund's inception date is October 12, 2001. The inception of the common trust fund is August 1, 1967. Performance unavailable for periods prior to June 30, 1992. Index and Lipper returns shown from June 30, 1992.

***It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The Lipper Intermediate Investment Grade Debt Funds Classification consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                               0.45%
Distribution and Service (12b-1) Fees                   None
Other Expenses                                         0.83%
                                                       -----
Total Annual Fund Operating Expenses                   1.28%*
--------------------------------------------------------------------------------

* The Adviser may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. The Fund anticipates that these arrangements will reduce operating expenses. The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. The Fund's actual total operating expenses are expected to be as follows:

         Intermediate-Term Bond Fund -- Institutional Shares   1.00%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $130           $406            $702          $1,545

GEORGIA MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL                                Current income exempt from both
                                               federal and Georgia state income
                                               taxes, consistent with
                                               preservation of capital

INVESTMENT FOCUS                               Tax-free Georgia municipal
                                               securities

SHARE PRICE VOLATILITY                         Medium

PRINCIPAL INVESTMENT STRATEGY                  Invest in municipal obligations
                                               which pay interest that is exempt
                                               form both federal and Georgia
                                               state income tax

INVESTOR  PROFILE                              Conservative  taxable  investors
                                               who want to receive  current
                                               income  exempt from federal and
                                               Georgia state income tax and are
                                               willing to bear the moderate risk
                                               of investing in a portfolio of
                                               intermediate-term  securities
                                               affected by changes in economic
                                               conditions  and  governmental
                                               policies  within Georgia


INVESTMENT STRATEGY OF THE GEORGIA MUNICIPAL BOND FUND

The Fund invests substantially all of its net assets (at least 80%) in municipal securities that generate income exempt from federal and Georgia state income taxes. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over or under weigh a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman Brothers 7 Year Municipal Bond Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE GEORGIA MUNICIPAL BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the common trust fund's performance may have been lower.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.



[GEORGIA MUNICIPAL BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

1993               7.06%
1994              -3.09%
1995              10.95%
1996               2.90%
1997               5.37%
1998               4.74%
1999              -1.20%
2000               7.98%
2001               4.03%


 BEST QUARTER        WORST QUARTER
   4.20%                -3.51%
 (3/31/95)             (3/31/94)


AVERAGE ANNUAL TOTAL RETURNS*

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2002 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS CLASSIFICATION.


GEORGIA MUNICIPAL BOND FUND                                  1 YEAR      5 YEARS        SINCE INCEPTION**
---------------------------------------------------------------------------------------------------------

FUND RETURN BEFORE TAXES

INSTITUTIONAL SHARES*                                          4.03%       4.14%         4.31%


FUND RETURN AFTER TAXES ON DISTRIBUTIONS***                      N/A         N/A         N/A


FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES***                                                N/A         N/A         N/A


LEHMAN 7 YEAR MUNICIPAL BOND INDEX
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)        5.20%       5.56%         6.08%


LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS
   CLASSIFICATION (REFLECTS NO DEDUCTION FOR TAXES)            4.35%       4.49%         5.14%






* Institutional Class Shares of the Fund were offered beginning October 12, 2001. For periods prior to October 12, 2001, when the Fund began operating, the performance represents the performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.
** The Fund's inception date is October 12, 2001. The inception of the common trust fund is August 1, 1967. Performance unavailable for periods prior to June 30, 1992. Index and Lipper returns shown from June 30, 1992.
***It is not possible to calculate after-tax returns for periods before the Fund's registration as a mutual fund and are, therefore, unavailable until the Fund has a full calendar year of performance operating as a mutual fund.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with a maturity range of 4-6 years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The Lipper Other States Intermediate Municipal Debt Funds Classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                0.45%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          1.02%
                                                        -----
Total Annual Fund Operating Expenses                    1.47%*
--------------------------------------------------------------------------------

* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser has voluntarily agreed to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of its waiver at any time. The Fund's actual total operating expenses are expected to be as follows:

         Georgia Municipal Bond Fund -- Institutional Shares   1.00%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR        3 YEARS          5 YEARS       10 YEARS
                         -------        -------         -------        -------
INSTITUTIONAL SHARES      $150           $465            $803          $1,757

MORE INFORMATION ABOUT RISK

EQUITY RISK

LARGE CAP CORE EQUITY FUND
MID CAP VALUE FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

INTERMEDIATE-TERM BOND FUND
GEORGIA MUNICIPAL BOND FUND

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

    CALL RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

    CREDIT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    The possibility that an issuer will be unable to make timely payments of either principal or interest.

    EVENT RISK

    INTERMEDIATE-TERM BOND FUND
    GEORGIA MUNICIPAL BOND FUND

    Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of Fund's multiple holdings.

    MORTGAGE-BACKED SECURITIES RISK

    INTERMEDIATE-TERM BOND FUND

    Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

    MUNICIPAL ISSUER RISK

    GEORGIA MUNICIPAL BOND FUND

    There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Synovus Funds Investment Advisors ("SFIA" or the "Adviser") serves as the investment adviser to the Funds. The Adviser makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the
Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SFIA is a separately identifiable division of Synovus Trust Company operating within the asset management group. SFIA was formed in 2001 to provide asset management services to the Funds. As of December 31, 2001, SFIA managed approximately $391.7 million in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp. ("Synovus") and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with over $16.7 billion in assets as of December 31, 2001, and is based in Columbus, Georgia. Synovus operates banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2001, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:


      LARGE CAP CORE EQUITY FUND                            0.01%
      MID CAP VALUE FUND                                    0.00%
      INTERMEDIATE-TERM BOND FUND                           0.01%
      GEORGIA MUNICIPAL BOND FUND                           0.00%


ADDITIONAL COMPENSATION

Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust of agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:

BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SFIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the Funds' Statement of Additional Information. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.

PORTFOLIO MANAGERS

SFIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team.

Mark J. Brown is a Senior Vice-President and Chief Investment Officer with over 21 years experience managing trust assets. He is responsible for the Funds' overall investment strategy. Mr. Brown is a graduate of Florida State University and Southern Trust School. He joined the Synovus Asset Management team in 1996.

Megan L. Busby, CFA, is a Vice-President and Senior Portfolio Manager with over 15 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

B. Randall Merchant is a Vice-President and Senior Portfolio Manager with over 16 years of investment management experience. Mr. Merchant co-manages the Large Cap Core Equity Fund. He is a graduate of the University of Georgia and Cannon Financial Institute. His career with the Synovus Asset Management team began in 1993.

Neal Price is a Vice-President and Senior Portfolio Manager with over 16 years of investment experience. Mr. Price co-manages the Large Cap Core Equity Fund. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honors Society for Business and the Alabama Security Dealers Association.

Dan Davidson, CFP, is a Vice-President and Senior Portfolio Manager with over 13 years of portfolio management experience. Mr. Davidson co-manages the Large Cap Core Equity Fund. He earned a BS degree in accounting from Auburn University and an MBA in Finance from the University of Alabama. He is a graduate of Cannon Financial Institute and began his career with the Synovus Asset Management team in 1999, after working for Compass Bancshares since 1989.

John Gross, CFA, is a Vice-President and Senior Portfolio Manager with over 21 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He holds a CFA designation. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank which was ultimately acquired by Bank of America.


SUB-ADVISER


Steinberg Priest Capital Management Co. Inc. ("Steinberg" or the "Sub-Adviser"), 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment Sub-Adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients.

Michael A. Steinberg is a Managing Partner and Portfolio Manager/Analyst at Steinberg Priest Capital Management and co-manages the Mid Cap Value Fund with Mr. Priest. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William W. Priest is a Managing Partner and Portfolio Manager/Analyst at Steinberg Priest Capital Management and co-manages the Mid Cap Value Fund with Mr. Steinberg. Mr. Priest joined Steinberg in March, 2001 as co-senior partner and portfolio manager after 29 years as a founder, portfolio manager, and CEO of BEA Associates and its successor firm, Credit Suisse Asset Management. A CPA and CFA, Mr. Priest holds an BA from Duke University and an MBA from Wharton Graduate School of Finance.

The following table represents the average annual return for all of the accounts managed by Steinberg with investment goals and strategies similar to those of the Mid Cap Value Fund, and including the Mid Cap Value Fund, and a comparison to the Mid Cap Value Fund's performance benchmark. These similarly managed accounts are referred to as the "composite." The composite was managed by the same portfolio managers that currently manage the investments of the Mid Cap Value Fund. The composite's performance has been adjusted based on the estimated total operating expenses of the Mid Cap Value Fund. This adjustment reduces the actual performance of the composite.

The comparison of the composite to the benchmark is meant to provide you with a general sense of how the composite performed, and how the Mid Cap Value Fund might have performed, compared to an appropriate mid cap equity market index. In addition, the composite was not a registered mutual fund and, therefore, was not subject to the same investment limitations, diversification requirements, and other restrictions imposed by the SEC and the IRS on the Mid Cap Value Fund. If it had been, the composite's performance might have been lower. The past performance of the composite is no guarantee of the future performance of the Mid Cap Value Fund. Performance information is shown as of December 31, 2001.


                                         1 YEAR        3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------

-----
STEINBERG MID CAP VALUE COMPOSITE         4.15%        20.04%         14.22%        15.66%
RUSSELL MID CAP VALUE INDEX               2.32%         6.80%         11.46%        14.41%

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are offered primarily to individuals and entities establishing certain fiduciary, trust, agency, asset allocation, custody or similar relationships with the Adviser or trust divisions or trust companies that are affiliated with Synovus Trust Company or Synovus Financial Corp.
Institutional Shares may also be purchased by other qualifying financial institutions for their own accounts or for the benefit of their customers.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

o Mail
o Telephone
o Wire
o Direct Deposit, or
o Automated Clearing House (ACH).

Institutional Shares are available for eligible investors through accounts with Synovus Trust Company or banking or brokerage affiliates that are affiliated with Synovus Trust Company or Synovus Financial Corp. or through other qualifying financial institutions. To purchase Institutional Shares, eligible Synovus customers should contact their authorized Synovus representative and other eligible customers should contact their financial institutions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individuals or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

Synovus Financial Corp. and certain other subsidiaries, affiliates, departments or divisions of Synovus Trust Company may require that customers maintain a minimum account or fund balance or meet certain other criteria to participate in its various accounts or programs and/or to qualify to purchase Institutional Shares. Please refer to your account agreement or contact your Synovus or other account representative for information concerning minimum account or fund balance requirements and other criteria applicable to eligibility to invest in Institutional Shares.

HOW TO SELL YOUR FUND SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-866-330-1111.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within five Business Days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Institutional Shares of any Synovus Fund for Institutional Shares of any other Synovus Fund. You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100. You may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $50 fee for each additional exchange. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:

o  Sales over $50,000
o  Changes to a shareholder name of record
o Redemption on an account for which the address or registration has been changed within the last 30 days
o  Sending  proceeds from a redemption to a payee other than on record
o  Sending  proceeds  from a redemption to an account with a different registration
o  Changes  to  systematic   investment,   withdrawal, distribution,  telephone
   redemption, or any other election in connection with your account.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

LARGE CAP CORE EQUITY FUND           DECLARED AND PAID MONTHLY
MID CAP VALUE FUND                   DECLARED AND PAID ANNUALLY
INTERMEDIATE-TERM BOND FUND          DECLARED DAILY AND PAID MONTHLY
GEORGIA MUNICIPAL BOND FUND          DECLARED DAILY AND PAID MONTHLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. For tax purposes an exchange of Fund shares for shares of another Synovus Fund is treated the same as a sale.

The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-330-1111.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Georgia
                                                  Large Cap              Mid Cap              Intermediate         Municipal
                                                 Core Equity           Value Fund            Term Bond Fund        Bond Fund
                                                    Fund              Institutional           Institutional       Institutional
                                                   2001(1)               2001(1)                2001(1)              2001(1)
-----------------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE BEGINNING OF PERIOD............    $10.00             $10.00                      $10.00           $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income.......................      --                 --                          0.02             0.01
   Realized and Unrealized Gains (Losses) on
     Securities ...............................     (0.18)             (0.13)                       0.13             0.02
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions from Net Investment Income....      --                 --                         (0.02)            (0.01)
   Net Asset Value, End of Period..............      9.82               9.87                       10.13             10.02


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+..................................      (1.80)%           (1.30)%                      1.50%             0.35%


-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000) ...............   $149,304            $19,242                    $102,501           $43,301
Ratio of Expenses to Average Net Assets........       1.00%              1.10%                       1.00%             1.00%
Ratio of Net Investment Income (Loss) to Average
   Net Assets..................................      (0.08)%            (0.22)%                      4.10%             3.11%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursements)......        1.39%             3.10%                       1.28%             1.47%
Ratio of Net Investment Income (Loss) to
   Average Net Assets (Excluding Waivers and
   Reimbursements).............................       (0.47)%           (2.22)%                      3.82%             2.64%


Portfolio Turnover Rate........................        3.02%             5.14%                       2.65%             0.00%


====================================================================================================================================


+ Returns  are for the  period  indicated  and have not been  annualized.  Total return figures do not include  applicable sales loads.

 (1) Commenced  operations on October 12,  2001.  All ratios for the period have been  annualized.



Amounts designated as "--" are either $0 or have been rounded to $0.

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

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

                         THE ADVISORS' INNER CIRCLE FUND
                                  SYNOVUS FUNDS
             HOW TO OBTAIN MORE INFORMATION ABOUT THE SYNOVUS FUNDS


INVESTMENT ADVISER
Synovus Funds Investment Advisors
P.O. Box 23024
Columbus, GA 31902-1313

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated March 1, 2002 includes detailed information about the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.



TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-866-330-1111

BY MAIL: Write to us
Synovus Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Synovus Funds, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Advisors' Inner Circle Fund's Investment Company Act registration number is 811-06400.



SNV-PS-001-0200

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE ADVISORS' INNER CIRCLE FUND
                                  MARCH 1, 2002

                               INVESTMENT ADVISER:
                        SYNOVUS FUNDS INVESTMENT ADVISORS

This Statement of Additional Information (SAI) is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and should be read in conjunction with the Trust's prospectus dated March 1, 2002. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

This SAI is incorporated by reference into the Trust's prospectus. Capitalized terms not defined herein are defined in the prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 866-330-1111.

                                TABLE OF CONTENTS


THE TRUST....................................................................S-1
GLOSSARY.................................................................... S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
INVESTMENT POLICIES OF THE FUNDS............................................S-22
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-23
THE ADVISER AND SUB-ADVISER.................................................S-28
THE ADMINISTRATOR...........................................................S-29
THE DISTRIBUTOR.............................................................S-30
DEALER REALLOWANCES.........................................................S-32
CUSTODIAN...................................................................S-32
TRANSFER AGENT..............................................................S-32
INDEPENDENT ACCOUNTANTS.....................................................S-33
LEGAL COUNSEL...............................................................S-33
CODES OF ETHICS.............................................................S-33
DESCRIPTION OF SHARES.......................................................S-35
SHAREHOLDER LIABILITY.......................................................S-36
LIMITATION OF TRUSTEES' LIABILITY...........................................S-36
FEDERAL TAXES...............................................................S-36
PURCHASING AND REDEEMING SHARES.............................................S-39
DETERMINATION OF NET ASSET VALUE............................................S-39
PERFORMANCE INFORMATION.....................................................S-40
COMPUTATION OF YIELD........................................................S-40
CALCULATION OF TOTAL RETURN.................................................S-40
EXPERTS ....................................................................S-49
FINANCIAL STATEMENTS........................................................S-49
APPENDIX ...................................................................A-1


SNV-SX-001-0100

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds some or all of the following classes: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:

--------------------------------------------------------------------------------
         FUND               INSTITUTIONAL     CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Large Cap Core Equity             X              X           X           X
--------------------------------------------------------------------------------
Mid Cap Value                     X              X           X           X
--------------------------------------------------------------------------------
Intermediate-Term Bond            X              X           X          n/a
--------------------------------------------------------------------------------
Georgia Municipal Bond            X              X          n/a         n/a
--------------------------------------------------------------------------------

HISTORY OF THE FUNDS. Each Fund is a successor to one or more common trust funds and/or collective investment funds (each a "Predecessor Fund" and together the "Predecessor Funds") of Synovus Trust Company. As a result of the conversion from common trust funds and/or collective investment funds, the Funds assumed all assets and liabilities of the Predecessor Funds. The Predecessor Funds were managed by Synovus Funds Investment Advisors ("Synovus" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the successor Funds. The Large Cap Core Equity, Mid Cap Value, Intermediate-Term Bond and Georgia Municipal Bond Fund's dates of inception were December 31, 1990, April 3, 2000, June 30, 1992 and June 30, 1992, respectively. Each of the Predecessor Funds dissolved and reorganized into the Advisors' Inner Circle Synovus Funds on October 12, 2001. A substantial portion of the assets of each Predecessor Fund was transferred to its successor in connection with the successor Funds' commencement of operations on October 12, 2001.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

     o    1933 ACT means the Securities Act of 1933, as amended.

     o    1934 ACT means the Securities Exchange Act of 1934, as amended.

     o    1940 ACT means the Investment Company Act of 1940, as amended.

     o ADVISER means Synovus Funds Investment Advisors, the investment Adviser to the Funds.

     o BOARD MEMBER refers to a single member of the Trust's Board of Trustees.

     o    BOARD refers to the Trust's Board of Trustees as a group.

     o    TRUST refers to The Advisors' Inner Circle Fund.

     o    NAV is the net asset value per share of a Fund.

     o    NYSE is the New York Stock Exchange.

     o    SEC is the U.S. Securities and Exchange Commission.

     o    ADMINISTRATOR is SEI Investments Mutual Funds Services, Inc.

     o    DISTRIBUTOR is SEI Investments Distribution Co.


Capitalized terms not defined herein are defined in the Funds' prospectuses.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2000 and 2001, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------------------------------------------------
         FUND                        PORTFOLIO TURNOVER RATE
                             ---------------------------------------------------
                                   2000                    2001
--------------------------------------------------------------------------------
 Large Cap Core Equity               *                     3.02%
--------------------------------------------------------------------------------
    Mid Cap Value                    *                     5.14%
--------------------------------------------------------------------------------
Intermediate-Term Bond               *                     2.65%
--------------------------------------------------------------------------------
Georgia Municipal Bond               *                      0%
--------------------------------------------------------------------------------
*An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the Funds. You can find more information concerning the limits on the ability of the Funds to use these investments in "What Are the Investment Policies of the Funds?"

     LARGE CAP CORE EQUITY FUND                 INTERMEDIATE-TERM BOND FUND

     o    EQUITY SECURITIES                   o    DEBT SECURITIES

     o    Short-term investments              o    Investment companies

     o    Options                             o    Repurchase agreements

     o    Investment companies                o    Restricted securities

     o    Repurchase agreements               o    Securities lending

     o    Restricted securities               o    When issued securities

     o    Securities lending

     o    When issued securities


       MID CAP VALUE FUND                       GEORGIA MUNICIPAL BOND FUND

     o    EQUITY SECURITIES                   o      DEBT SECURITIES

     o    Short-term investments              o      Investment companies

     o    Investment companies                o      Repurchase agreements

     o    Repurchase agreements               o      Restricted securities

     o    Restricted securities               o      Securities lending

     o    Securities lending                  o      When issued securities

     o    When issued securities

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     o    by the right of the issuer to borrow from the U.S. Treasury;

     o by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although  the  market  for such  securities  is  becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO GEORGIA MUNICIPAL SECURITIES - One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has been in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area. However, there can be no assurance that such growth will continue in the future.

As of August 31, 2001, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's and Fitch. The ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Georgia Municipal Bond Fund may invest.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC (FORMERLY FEDERAL HOME LOAN MORTGAGE CORPORATION) - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o    payments  of  interest  and  principal  are  more  frequent   (usually
          monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion
("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKER'S ACCEPTANCE - A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system, under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." A Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Funds will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by (i) allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. A Fund can cover a call option by owning, at the time of selling the option:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In case of an index, the basket of securities that corresponds to the index.

A Fund can cover a put option by, at the time of selling the option:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts that are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of fund securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the Fund securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o    current  and  anticipated   short-term  interest  rates,   changes  in
          volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o    differences   between  the  derivatives,   such  as  different  margin
          requirements,   different   liquidity   of   such   markets   and  the
          participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrow indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security  from a decline in the yen,  but will not  protect the
Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of the previous day's trading. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of Funds that invest in such investment funds will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o    A  foreign  government  may act  adversely  to the  interests  of U.S.
          investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     o They are generally not as developed or efficient as, and more volatile, than those in the United States;

     o    They have substantially less volume;

     o Their securities tend to be less liquid and to experience rapid and erratic price movements;

     o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

     o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

     o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o    Offer  less   protection  of  property   rights  than  more  developed
          countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

THE EURO - The single currency for the European Economic and Monetary Union ("EMU"), began replacing the national currencies for participating member countries on January 1, 1999 and is scheduled to end in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and re-denominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     o Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     o Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     o    How will existing currencies be exchanged into Euro?

     o Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, each Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund that invests in another investment company would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

The Funds may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the

Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may (except where otherwise noted):

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of each Fund's assets. This restriction does not apply to the Mid Cap Value Fund or the Georgia Municipal Bond Fund.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services;
     (iii)  supranational  entities will be considered a separate industry;  and
     (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

1. The Large Cap Core Equity Fund may not change its investment strategy to invest at least 80% of its net assets in large cap equity securities without 60 days' prior notice to shareholders.

2. The Mid Cap Value Fund may not change its investment strategy to invest at least 80% of its net assets in mid cap equity securities without 60 days' prior notice to shareholders.

3. The Intermediate-Term Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior notice to shareholders.

4. The Georgia Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities exempt from federal and Georgia state income taxes without 60 days' prior notice to shareholders.

5. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on liquidity standards in Paragraph 5 above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's nineteen funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB  08/17/46)  -- Chairman of the Board of  Trustees*  (since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994.

Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee (Since 1993)-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29)-- Trustee (Since 1993)-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee (Since 1999)-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton
Partners,  L.P.,  June 1991-  December  1996;  Chief  Financial  Officer,  Noble
Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees;
          reviewing   the  results  of  each  external   audit,
          including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet in during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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NAME                          DOLLAR RANGE OF FUND SHARES (FUND)*               AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------------------------------------------------------------------------------------------------------------------------
Nesher                        None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Cooney                        None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Doran                        None (Large Cap Core Equity Fund)                                       None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Patterson                     None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Peters                        None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Storey                        None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------
Sullivan                      None (Large Cap Core Equity Fund)                                      None
                                   None (Mid Cap Value Fund)
                              None (Intermediate-Term Bond Fund)
                              None (Georgia Municipal Bond Fund)
------------------------------------------------------------------------------------------------------------------------------------

*    Valuation date is December 31, 2001.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------------------------------------------------------------------------------------------------------------------------
                                                    Pension or Retirement                                  Total Compensation from
                              Aggregate            Benefits Accrued as Part        Estimated Annual           the Trust and Fund
Name                         Compensation              of Fund Expenses        Benefits Upon Retirement            Complex*
------------------------------------------------------------------------------------------------------------------------------------
Nesher                            $0                         N/A                         N/A                        $0
------------------------------------------------------------------------------------------------------------------------------------
Cooney                          $9,867                       N/A                         N/A                      $9,867
------------------------------------------------------------------------------------------------------------------------------------
Doran                             $0                         N/A                         N/A                        $0
------------------------------------------------------------------------------------------------------------------------------------
Patterson                       $9,867                       N/A                         N/A                      $9,867
------------------------------------------------------------------------------------------------------------------------------------
Peters                          $9,867                       N/A                         N/A                      $9,867
------------------------------------------------------------------------------------------------------------------------------------
Storey                          $9,867                       N/A                         N/A                      $9,867
------------------------------------------------------------------------------------------------------------------------------------
Sullivan                        $9,867                       N/A                         N/A                      $9,867
------------------------------------------------------------------------------------------------------------------------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, The Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, iShares, Inc., iShares Trust, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (DOB 06/30/64)-- President (since 2000)-- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68)-- Vice President and Assistant  Secretary (since
2000)-- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62)-- Vice President and Assistant Secretary (since 2001)-- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI,  JR. (DOB  6/14/68)--  Vice  President and Secretary  (since
2000)--  Vice  President  and  Assistant  Secretary  of  the  Administrator  and
Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997 - 1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994 - 1997).

JENNIFER  SPRATLEY (DOB  02/13/69) --  Controller  and Chief  Financial  Officer
(since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB  05/07/71) - Vice  President and Assistant  Secretary  (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998-2001. Associate at Seward & Kissel, 1996-1998.

THE ADVISER AND SUB-ADVISER

INVESTMENT ADVISER. Synovus Funds Investment Advisors ("SFIA" or the "Adviser"), a separately identifiable division of Synovus Trust Company, located at 1148 Broadway, Columbus, GA 31902-3024, serves as the investment adviser to the Funds. SFIA is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. SFIA was created in 2001 to serve as investment advisor to each Fund. As of December 31, 2001 the Adviser had approximately $391.7 million in assets under management.

Synovus Trust Company is chartered in Georgia with a subsidiary chartered in Florida. Synovus Trust Company is a wholly-owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus Financial Corp ("Synovus") and, through its asset-management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a multi-financial services holding company with $16.7 billion in assets as of December 31, 2001, and based in Columbus, Georgia. Synovus operates 39 banks serving communities in Georgia, Alabama, Florida and South Carolina. Synovus is a publicly-held company trading on the New York Stock Exchange.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .60% for Large Cap Core Equity, .75% for Mid Cap Value, .45% of Intermediate-Term Bond and .45% of Georgia Municipal Bond, based on the average daily net assets of the each fund. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses as described in the Funds' prospectuses. The Adviser reserves the right to terminate its waiver or any reimbursements at any time. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal period ended October 31, 2001, the Portfolio paid the Adviser the following advisory fees:

--------------------------------------------------------------------------------------------------------------
             FUND                        FEES PAID                                 FEES WAIVED
                             ---------------------------------------------------------------------------------
                               1999         2000         2001**           1999         2000         2001**
--------------------------------------------------------------------------------------------------------------
Large Cap Core Equity            *           *           $14,847            *            *          $27,456
--------------------------------------------------------------------------------------------------------------
Mid Cap Value                    *           *             $0               *            *          $ 6,000
--------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond           *           *           $8,112             *            *          $13,185
--------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond           *           *             $0               *            *          $ 9,534
--------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Funds commenced operations in October 2001.

INVESTMENT SUB-ADVISER. Steinberg Priest Capital Management Co., Inc. ("Steinberg" or the "Sub-Adviser"), located at 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund. Steinberg is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Steinberg has provided investment services to institutional and high net worth clients since its establishment in 1982. Steinberg served as investment adviser to the Mid Cap Value Fund's Predecessor Fund prior to its conversion. As of December 31, 2001 Steinberg had approximately $937 million of assets under management.

ADVISORY SUB-ADVISORY AGREEMENT WITH THE TRUST. The Trust, SFIA and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory
Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser and makes the investment decisions for the Mid Cap Value Fund and continuously reviews, supervises and administers the investment program of the Mid Cap Value Fund, subject to the supervision of, and policies established by, SFIA and the Trustees of the Trust. The continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Mid Cap Value Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Mid Cap Value Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days' written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUB-ADVISORY  FEES  PAID  TO  THE  SUB-ADVISER.   For  its  services  under  the
Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly by SFIA, at an annual rate of .50% based on the average daily net assets of the Mid Cap Value Fund. For the fiscal period ended October 31, 2001, SFIA paid the Sub-Adviser the following sub-advisory fees:

--------------------------------------------------------------------------------------------------------------
             FUND                        FEES PAID                                 FEES WAIVED
                             ---------------------------------------------------------------------------------
                               1999         2000         2001             1999         2000         2001
--------------------------------------------------------------------------------------------------------------
    Mid Cap Value                *           *            $0                *            *          $3,971
--------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Fund commenced operations in October 2001.

THE ADMINISTRATOR

GENERAL. SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $250 million of average daily net assets, 0.125% of the next $250 million of average daily net assets, 0.10% on average daily net assets over $500 million. However, each Fund pays a minimum annual administration fee of $100,000, which would be increased by $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal year ended October 31, 2001, the Funds paid the following administration fees:

--------------------------------------------------------------------------------------------------------------
             FUND                        FEES PAID                                 FEES WAIVED
                             ---------------------------------------------------------------------------------
                               1999         2000         2001             1999         2000         2001
--------------------------------------------------------------------------------------------------------------
Large Cap Core Equity           *            *           $10,576            *            *          $0
--------------------------------------------------------------------------------------------------------------
Mid Cap Value                   *            *           $6,754             *            *          $0
--------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond          *            *           $7,100             *            *          $0
--------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond          *            *           $5,357             *            *          $0
--------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Fund commenced operations in October 2001.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

o CLASS A SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Class A Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Plan permits the payment of up to 0.25% of each Fund's assets attributable to Class A Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

o CLASS B SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class B Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class B Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class B Shares as compensation for shareholder services.

o CLASS C SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class C Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class C Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class C Shares as compensation for shareholder services.

o DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES. Distribution services may include: (i) services in connection with distribution assistance, or
     (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

     Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

12B-1 FEE PAYMENTS. For the fiscal year ended October 31, 1999, 2000 and 2001, the Funds paid the Distributor the following fees pursuant to the Plan:

---------------------------------------------------------------------------------------------------------------
         FUND (CLASS)                  12B-1 FEES PAID*                 12B-1 FEES RETAINED BY THE DISTRIBUTOR*
                             ----------------------------------------------------------------------------------
                               1999         2000         2001**           1999         2000         2001**
---------------------------------------------------------------------------------------------------------------
Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------
     Class A                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class B                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class C                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
Mid Cap Value                    *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class A                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class B                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class C                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond           *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class A                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class B                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond           *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------
     Class A                     *           *            $0               *            *            $0
---------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Fund commenced operations in October 2001.

DEALER REALLOWANCES. Class A Shares and Class C Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. Selling dealers are reallowed 1.00% of the offering price of Class C Shares. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

-----------------------------------------------------------------------------------------------------------------------------
             FUND                                   DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                             ------------------------------------------------------------------------------------------------
                                                 $50,000        $100,000        $250,000        $500,000
                                Less than     but less than   but less than   but less than   but less than  $1,000,000 and
                                 $50,000        $100,000        $250,000        $500,000       $1,000,000         over
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity             5.75%           4.50%           3.50%           2.60%           2.00%           None
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                     5.75%           4.50%           3.50%           2.60%           2.00%           None
-----------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond            4.50%           4.00%           3.50%           2.50%           2.00%           None
-----------------------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond            4.50%           4.00%           3.50%           2.50%           2.00%           None
-----------------------------------------------------------------------------------------------------------------------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the Securities Act of 1933 for the purposes of assessing civil liability.

CUSTODIAN

First Union National Bank, 125 South Broad Street, Philadelphia, PA 19109 (the "Custodian") acts as custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

TRANSFER AGENT

Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 serves as the Trust's transfer agent.

INDEPENDENT ACCOUNTANTS

Arthur  Andersen  LLP  serves  as  independent  accountants  for the  Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal year ended October 31, 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
             FUND          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                           -----------------------------------------------------
                               1999           2000           2001**
--------------------------------------------------------------------------------
Large Cap Core Equity           *              *            $17,074
--------------------------------------------------------------------------------
Mid Cap Value                   *              *             $2,961
--------------------------------------------------------------------------------
Intermediate-Term Bond          *              *               $0
--------------------------------------------------------------------------------
Georgia Municipal Bond          *              *               $0
--------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Fund commenced operations in October 2001.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------------------------------------------------
                       TOTAL DOLLAR AMOUNT OF      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                     BROKERAGE COMMISSIONS FOR     INVOLVING BROKERAGE COMMISSIONS FOR
         FUND            RESEARCH SERVICES*                RESEARCH SERVICES*
--------------------------------------------------------------------------------------
Large Cap Core Equity            $0                                $0
--------------------------------------------------------------------------------------
Mid Cap Value                    $0                                $0
--------------------------------------------------------------------------------------
Intermediate-Term Bond           $0                                $0
--------------------------------------------------------------------------------------
Georgia Municipal Bond           $0                                $0
--------------------------------------------------------------------------------------

* The Funds commenced operations in October 2001.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. [ALL AMOUNTS SHOWN WERE PAID TO THE DISTRIBUTOR AND REFLECT FEES PAID IN CONNECTION WITH FUND REPURCHASE AGREEMENT TRANSACTIONS.]

------------------------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE DOLLAR AMOUNT OF BROKERAGE        PERCENTAGE OF TOTAL              PERCENTAGE OF TOTAL
                                        BROKERAGE TRANSACTIONS            BROKERAGE COMMISSIONS PAID    EFFECTED THROUGH AFFILIATED
             FUND               COMMISSIONS PAID TO AFFILIATED BROKERS      TO AFFILIATED BROKERS                BROKERS
                                ----------------------------------------------------------------------------------------------------
                                   1999         2000         2001          1999      2000     2001      1999       2000      2001
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity               *            *            $0            *         *        0%         *         *         0%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                       *            *           $267           *         *       0.09%       *         *       0.09%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond              *            *            $0            *         *        0%         *         *         0%
------------------------------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond              *            *            $0            *         *        0%         *         *         0%
------------------------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   The Funds commenced operations in October 2001.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2001, the Large Cap Core Equity Fund held common shares valued at $3,823,680 of Citigroup and common shares valued at $2,964,552 of Morgan Stanley Dean Witter the Mid Cap Value Fund held repurchase agreements valued at $2,153,919 of J.P. Morgan Chase and the Intermediate-Term Bond Fund held common shares valued at $2,132,454 of Citigroup and Common Shares valued at $3,836,250 of Goldman Sachs.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

FEDERAL TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax Advisers with specific reference to their own tax situation, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or businesses.

If a Fund were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends (to the extent of a Fund's current and accumulated earnings and profits), although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

A Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

In addition, to avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to avoid imposition of these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Each Fund may receive income in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares. Each Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

A Fund may also derive capital gains and losses in connection with sales or other dispositions of its securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Fund. Capital gains distributions (short and long) are taxable to you whether you take them in cash or in additional shares.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income a percentage of income that is not equal to the actual amount of such income earned during your period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis a Fund and may result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Each Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and, if applicable, the amount of exempt-interest dividends.

In certain cases, a Fund will be required to withhold, and remit to the Internal Revenue Service ("IRS") any distributions paid to a shareholder at the applicable withholding rate who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange shares of one Fund for shares of a different Fund, you may realize a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that your realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in same Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

The Georgia Municipal Bond Fund intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes, but may have federal alternative minimum tax consequences, as discussed below.

Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending upon your individual or corporate tax position. Corporate taxpayers must include all exempt-interest dividends when calculating their "adjusted current earnings" as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income subject to the alternative minimum tax. Persons who are defined under the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisers before buying such shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Georgia Municipal Fund will not be deductible for federal income tax purposes.

Exempt interest dividends from interest earned on municipal securities of the State of Georgia or its political subdivisions generally are exempt from Georgia state income tax. Investments in municipal securities of other states do not qualify for tax-free treatment in Georgia.

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in a Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)/6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2001, the Large Cap Core Equity Fund's yield was 0.00%. The Mid Cap Value Fund's yield was 0.00%. The Intermediate-Term Bond Fund's yield was 0.00%. The Georgia-Municipal Fund's yield was 0.00%.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, five-year, ten-year and since inception periods ended October 31, 2001. Table 1 shows historical performance of the Funds, including the performance of the Predecessor Funds. Table 2 shows the historical performance of the Funds on a before-tax and after-tax basis, for the periods in which the Funds were registered as mutual funds. It is not possible for the Funds to calculate after-tax performance for periods prior to registration as mutual funds.

TABLE 1

Inception date refers to the respective inception date of the Fund's Predecessor Fund. For periods prior to October 2001, when each Fund began operating, the performance quoted reflects performance of each Fund's Predecessor Fund, adjusted to reflect fees and expenses of the Fund's Institutional Shares. Institutional Shares have lower expenses than Class A, B or C Shares which results in higher performance for the Class A, B and C Shares than it would have been had the expenses of these classes been applied. The

Predecessor Funds were not registered mutual funds and therefore, were not subject to certain investment and tax restrictions which may have adversely affected performance. Class A, B and C Shares' performance for the period prior to October 2001 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher internal operating expenses of Class A, B and C Shares. If it had, performance would have been lower than that shown.

-------------------------------------------------------------------------------------------------------------
    FUND/CLASS (INCEPTION DATE)                                AVERAGE ANNUAL TOTAL RETURNS**
                                                -------------------------------------------------------------
                                                ONE YEAR         FIVE YEAR          TEN YEAR      SINCE
                                                                                                INCEPTION
-------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY (12/31/1990)
-------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL                                 -16.18%            11.93%            12.73%       13.28%
-------------------------------------------------------------------------------------------------------------
  CLASS A                                       -21.16%            10.35%            11.79%       12.39%
-------------------------------------------------------------------------------------------------------------
  CLASS B                                       -20.96%            10.58%            11.61%       12.17%
-------------------------------------------------------------------------------------------------------------
  CLASS C                                       -18.59%            10.62%            11.49%       12.05%
-------------------------------------------------------------------------------------------------------------
MID CAP VALUE (04/03/2000)
-------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL                                   8.94%               *                 *         15.74%
-------------------------------------------------------------------------------------------------------------
  CLASS A                                         3.89%               *                 *         12.21%
-------------------------------------------------------------------------------------------------------------
  CLASS B                                         2.98%               *                 *         12.34%
-------------------------------------------------------------------------------------------------------------
  CLASS C                                         5.82%               *                 *         13.91%
-------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND (06/30/1992)
-------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL                                  14.71%             6.70%               *          5.90%
-------------------------------------------------------------------------------------------------------------
  CLASS A                                         9.35%             5.46%               *          5.13%
-------------------------------------------------------------------------------------------------------------
  CLASS B                                         8.62%             5.33%               *          4.85%
-------------------------------------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND (06/30/1992)
-------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL                                   9.35%             4.83%               *          4.66%
-------------------------------------------------------------------------------------------------------------
  CLASS A                                         4.23%             3.62%               *          3.89%
-------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

**   Performance includes the maximum applicable sales charge.

5% AND 25% SHAREHOLDERS

As of February 1, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

LARGE CAP CORE EQUITY FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
Cobatco - Large Cap Core                         17,326,659.342            95.07
Equity Fund
Synovus Trust Company
Trust Operations
1148 Broadway
PO Box 23024
Columbus, GA 31902-3024

LARGE CAP CORE EQUITY FUND - CLASS A

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
Putnam Fiduciary Trust Co. TTEE                      13,359.189            54.26
FBO Synovus Financial Corp Deferred Comp
Plan for Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062

NFSC FEBO #01a-212792                                 1,420.105             5.77
NFS/FMTC Rollover IRA
FBO Jerry P. Trammel
PO Box 679
Shannon, GA 30172

NFSC FEBO #01a-186279                                 1,275.995             5.18
NFS/FMTC Rollover IRA
FBO Henry Randolph Sherrer
#4 Setter Court
Columbus, GA 31909

LARGE CAP CORE EQUITY FUND - CLASS B

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #0bx-278130                                 4,736.684            27.90
NFS/FMTC IRA
FBO Julia M Hand
1831 Russett Hill Circle
Birmingham, AL 35244

NFSC FEBO #A3A-000086                                 2,465.768            14.52
Jerral Wayne Cox
Clifford H Brasher
3604 Cliff Road
Birmingham, AL 35205

NFSC FEBO #0BX-001007                                 2,018.779            11.89
NFS/FMTC Rollover IRA
FBO Jack F Lee
4701 Woodland Drrive
Tifton, GA 31794

NFSC FEBO #01A-370681                                 1,668.389            9.83
NFS/FMTC IRA
FBO Larry C Brooks
7237 Westport Loop
Midland, GA31820

NFSC FEBO #01A                                        1,387.504            8.17
Michael Carl Jackson
165 Raccoon Run
Fortson, GA 31808

NFSC FEBO #0BX-020435                                 1,007.439            5.93
NFS/FMTC Rollover IRA
FBO Earl E McCall
22 Hills Way
Hamilton, GA 31811

NFSC FEBO #0BX-312215                                   971.251             5.72
NFS/FMTC Rollover IRA
FBO Brenda Abel
296 Hanson Drive
LaGrange, GA 30240

LARGE CAP CORE EQUITY FUND - CLASS C

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #FJB-001287                                 4,730.369            13.37
Lindy V Ledford
Security BK Collateral LN Acct
C/O: Scott Tomlinson
PO Box 1912
Albany, GA 31720

NFSC FEBO #0BX-008028                                 3,748.828            10.60
Julia A Allen TTEE
Edgar J Allen Jr. Revocable TRU
U/A 5/21/91
9710 Hobart Road
Waite Hill, OH 44094

NFSC FEBO #0BX-117323                                 2,452.417            6.93
NFS/FMTC Rollover IRA
FBO Brandwyn M. Swinehart
1260 Owsley Drive
Columbus, GA 31906

NFSC FEBO #0BX-247626                                 2,105.263            5.95
NFS/FMTC
FBO Geirge W. Miles
PO Box 453
Northport, AL 35476

MID CAP VALUE FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
COBATCO - Mid Cap                                 1,884,695.934            62.87
Value Fund
Synovus Trust Company
Trust Operations
1148 Broadway
PO Box 23024
Columbus, GA 31902-3024

Mac & Co A/C CTBF8606312                            152,766.155             5.10
FBO Canterbury/University Orthopedic
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198

MID CAP VALUE FUND - CLASS A

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
Putnam Fiduciary Trust Co TTEE                       13,619.350            44.50
FBO Synovus Financial Corp Deferred Comp
Plan foe Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062

NFSC FEBO #01A-363235                                 3,362.703            10.99
Katherine D. Caine
2620 Caldwell Mill Lane
Birmingham, AL 35243

NFSC FEBO #0BX-278246                                 2,252.252             7.36
John H Hawkins Jr.
Betty H Hawkins
1841 Montclair Drive
Birmingham, AL 35216

NFSC FEBO #01A-212792                                 1,639.024             5.36
NFS/FMTC Rollover IRA
FBO Jerry P. Trammel
PO Box 679
Shannon, GA 30172

MID CAP VALUE FUND - B SHARES


SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #0BX-419486                                 6,453.591            12.88
Maynard Cooper & Gale MPP DTD
NBC TTEE
1927 1st Avenue North
Birmingham, AL 35203

NFSC FEBO #0BX-419478                                 5,706.934            11.39
Maynard Cooper & Gale MPP DTD
NBC TTEE
1927 1st Avenue North
Birmingham, AL 35203

NFSC FEBO #0BX-317519                                 4,716.981            9.41
NFS/FMTC Rollover IRA
FBO Vincent J. Schofield
3224 Hebron Way
Ellenwood, GA 30294

NFSC FEBO #0BX-278130                                 4,276.454            8.54
NFS/FMTC IRA
FBO Julia M Hand
1831 Russett Hill Circle
Birmingham, AL 35244

NFSC FEBO #FJB-075868                                 3,776.797            7.54
Coman Baum
First Commercial BK Coll Loan
C/O: John Marks
PO Box 11746
Birmingham, AL 35202

NFSC FEBO #0BX-191286                                 3,564.700            7.12
David L. Faulkner Jr..
4143 Appomattox Lane
Birmingham, AL 35213

NFSC FEBO #0BX-165905                                 3,547.459            7.08
Janice Spencer McKay
1193 Bayshore Drive
Valparaiso, FL 32580

NFSC FEBO #A3A-000086                                 2,505.278            5.00
Jerral Wayne Cox
Clifford H. Brasher
3604 Cliff Road
Birmingham, AL 35205

MID CAP VALUE FUND - C SHARES

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #0BX-304123                                 4,901.332            11.02
Wilbor J. Hust P/ADM ZHSD PSP
Wilbor J Hust P/ADM
FBO: Wilbor J Hust
PO Box 1310
Tuscaloosa, AL 35403

NFSC FEBO #0BX-202789                                 3,365.385             7.57
Wynona E Sterne
Wynona E Sterne
Shalom
Lehenaghmore, Ireland


NFSC FEBO #0BX-247626                                 3,163.950             7.12
NFS/FMTC IRA
FBO George W Miles
PO Box 453
Northport, AL 35476

NFSC FEBO #0BX-177032                                 3,011.008             6.77
NFS/FMTC Rollover IRA
FBO Gale A Crawford
115 E Parkins Mill Road
Greenville, SC 29607

NFSC FEBO #01A-240117                                 2,609.355             5.87
NFS/FMTC Rollover IRA
FBO Sandy A Maupin
3624 Ukraine Drive
Columbus, GA 31906

NFSC FEBO #0BX-247618                                 2,588.686             5.82
George W Miles
PO Box 453
Northport, AL 35476

NFSC FEBO #01A-240125                                 2,412.590             5.43
Lorene B Maupin
3624 Ukraine Drive
Columbus, GA 31906

INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
COBATCO - Intermediate-Term                      13,749,499.425            98.38
Bond Fund
Synovus Trust Company
Trust Operations
1148 Broadway
PO Box 23024
Columbus, GA 31902-3024

INTERMEDIATE-TERM BOND FUND - CLASS A

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
Putnam Fiduciary Trust Co TTEE                       28,239.558            99.82
FBO Synovus Financial Corp Deferred Comp
Plan foe Select EES
Investors Way
Attn: MSC4D
Norwood, MA 02062

INTERMEDIATE-TERM BOND FUND - CLASS B

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #0BX-312215                                 1,975.997            99.85
NFS/FMTC Rollover IRA
FBO Brenda Abel
296 Hanson Drive
LaGrange, GA 30240

GEORGIA MUNICIPAL BOND FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
COBATCO - Intermediate-Term                       4,586,593.381           100.00
Bond Fund
Synovus Trust Company
Trust Operations
1148 Broadway
PO Box 23024
Columbus, GA 31902-3024

GEORGIA MUNICIPAL BOND FUND - CLASS A

SHAREHOLDER                                      NUMBER OF SHARES            %
-----------                                      ----------------           ---
NFSC FEBO #0BX-317233                                 5,844.983            54.52
Elizabeth Holland Everard
910 Carters Grove Trail
Alpharetta, GA 30022

NFSC FEBO #0BX-314102                                 4,876.005            45.48
Frances T Smith
G Travis Smith
5029 Woodruff Road
Columbus, GA 31904

The Trust  believes  that most of the shares  referred to above were held by the
persons  indicated  in  accounts  for  their  fiduciary,   agency  or  custodial
customers.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2001, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 2001 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                  BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c         This is the lowest  rated  class of  preferred  or  preference  stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-) rating:

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC        An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces
          major  ongoing   uncertainties   that  could  lead  to  the  obligor's
          inadequate   capacity  to  meet  its   financial   commitment  on  the
          obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH, INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         Speculative.   Minimal   capacity  for  timely  payment  of  financial
          commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         Default. Denotes actual or imminent payment default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch, Inc. does not rate the issuer or issue in question.

"Withdrawn:"   A rating is  withdrawn  when  Fitch,  Inc. deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:   Ratings are placed on RatingAlert to notify  investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.